SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2012

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

331 East Evelyn Avenue

Mountain View, CA 94041

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 962-4000

Check the appropriate box below if the form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders on May 22, 2012, (1) two directors were elected to serve for three-year terms on the Board, (2) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2012 was ratified, and (3) the advisory resolution to approve the compensation of the Company’s Named Officers was approved.

Shares were voted on these proposals as follows:

			For	Withheld	Broker Non-vote
1.		Election of Directors
	a.	Kathryn A. Tunstall	28,307,476	86,113	2,153,047
	b.	Robert V. Toni	23,418,261	4,975,328	2,153,047

			For	Against	Abstain	Broker Non-vote
2.		Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2012	30,456,818	62,302	27,516	0
3.		Vote on an advisory resolution to approve the compensation of Conceptus Named Officers.	21,066,094	7,306,795	20,700	2,153,047

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits —None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC.
(Registrant)

By:	/s/ Gregory E. Lichtwardt
Gregory E. Lichtwardt
Executive Vice President, Operations and Chief Financial Officer

Dated: May 25, 2012